AMENDMENT No. 15 TO PURCHASE AGREEMENT GPJ-003/96

This Amendment (this "Amendment") dated as of July 25_, 2000 is between EMBRAER - Empresa Brasileira de Aeronáutica S.A. ("EMBRAER") and Continental Express, Inc. ("BUYER") and relates to Purchase Agreement No. GPJ-003/96, as amended from time to time (the "Purchase Agreement") for the purchase of up to two-hundred (200) new EMB 145 aircraft (the "Aircraft").

This Amendment sets forth the further agreement between EMBRAER and BUYER relative to BUYER's change in the configuration of the SIXTY-EIGHTH through TWO HUNDREDTH Aircraft for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment and the Purchase Agreement, this Amendment shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

  Each Aircraft from the SIXTY-EIGHTH Aircraft through the TWO HUNDREDTH Aircraft shall include the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  As a consequence of the modification of the configuration as specified above, the Parties agree that notwithstanding the provisions of the Purchase Agreement, the BASIC PRICES for each of the SIXTY-EIGHTH Aircraft through the TWO HUNDREDTH Aircraft shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  All other provisions and conditions of the referenced Purchase Agreement, as well as its Attachments and Letter Agreements, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

IN WITNESS HEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 15 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira CONTINENTAL EXPRESS, INC.

de Aeronautica S.A.

By: /s/ Satoshi Yokota By: /s/ Fred S. Cromer

Name: Satoshi Yokota Name: Fred S. Cromer

Title: Executive Vice President - Title: VP Finance, CFO

Industrial

By: /s/ Romualdo Barros

Name: Romualdo Barros

Title: Executive Vice President -

Defense Market

Date:______________________ Date: July 25, 2000

Place: S. J. Campos, Brazil Place: Houston, TX

WITNESS:

By: /s/ Brasil Areco By: /s/ Amy K. Sedano

Name: Brasil Areco Name: Amy K. Sedano